Exhibit 10.2

Termination of Investment Management Agreement

This Termination of Investment Management Agreement (the “Termination Agreement”) is made as of February 1, 2012, among Allstate Investments, LLC (“AILLC”), Allstate Insurance Company, The Allstate Corporation, and each of the following companies (an “Affiliate”) (collectively the “Parties”):

Allstate Assignment Company
Allstate Distributors, L.L.C.
Allstate Enterprises, LLC
Allstate Equity Management, LLC
Allstate Finance Company, LLC
Allstate Financial Corporation
Allstate Financial Services, LLC
Allstate Financial, LLC
Allstate Insurance Holdings, LLC
Allstate International Insurance Holdings, Inc.
Allstate Motor Club, Inc.
Allstate Non-Insurance Holdings, Inc.
Allstate Settlement Corporation
American Heritage Life Investment Corporation
Answer Financial Inc.
Avanzata Insurance Agency, LLC
Credit Card Sentinel, Inc.
Current Creek Investments, LLC
Esurance Holdings, Inc.
Esurance Insurance Services, Inc.
Insurance Answer Center, LLC
Ivantage Select Agency, Inc.
Kennett Capital, Inc.
Ocoma Industries, Inc
Pablo Creek Services, Inc.
Road Bay Investments, LLC
Signature Agency, Inc.
Signature Motor Club of California, Inc.
Signature Motor Club, Inc.
Signature Nationwide Auto Club of California, Inc.
Signature’s Nationwide Auto Club, Inc.
Sterling Collision Centers, Inc.
Tech-Cor, LLC
The Allstate Corporation

WHEREAS, each Affiliate desires to terminate its participation in the arrangements under the Agreement.

NOW, THEREFORE, for good and valuable consideration, it is agreed as follows:

1.         Each Affiliate hereby terminates its participation in the arrangements under the Agreement, such termination to be effective on the date written above.

2.         AILLC and each Affiliate agree to waive the six-month notice to terminate the Agreement.

3.         Each Affiliate is released and discharged from any and all further obligations in connection with such Agreement effective on the date written above.

IN WITNESS WHEREOF, the Parties hereto have caused this Termination Agreement to be signed as of the day and year written above.

Allstate Investments, LLC

By:	/s/ Judith P. Greffin
Judith P. Greffin
Chairman of the Board, President and
Chief Investment Officer

Allstate Assignment Company
Allstate Enterprises, LLC
Allstate Finance Company, LLC
Allstate Financial Corporation
Allstate Insurance Holdings, LLC
Allstate International Insurance Holdings, Inc.
Allstate Motor Club, Inc.
Allstate Non-Insurance Holdings, Inc.
Allstate Settlement Corporation
Credit Card Sentinel, Inc.
Current Creek Investments, LLC
Ivantage Select Agency, Inc.
Kennett Capital, Inc.
Ocoma Industries, Inc
Pablo Creek Services, Inc.
Road Bay Investments, LLC
Signature Agency, Inc.
Signature Motor Club of California, Inc.
Signature Motor Club, Inc.
Signature Nationwide Auto Club of California, Inc.
Signature’s Nationwide Auto Club, Inc.
Sterling Collision Centers, Inc.
The Allstate Corporation

By:	/s/ Mario Rizzo
Mario Rizzo
Senior Vice President and Treasurer

Allstate Distributors, L.L.C.
Allstate Financial Services, LLC

By:	/s/ Mario Rizzo
Mario Rizzo
Senior Vice President and Assistant Treasurer

Allstate Financial, LLC
American Heritage Life Investment Corporation
Tech-Cor, LLC

By:	/s/ Mario Rizzo
Mario Rizzo
Vice President and Treasurer

Allstate Equity Management, LLC
Answer Financial Inc.
Avanzata Insurance Agency, LLC
Esurance Holdings, Inc.
Esurance Insurance Services, Inc.
Insurance Answer Center, LLC

By:	/s/ Mario Rizzo
Mario Rizzo
Assistant Treasurer